Sub-Item Q(1)(g)
ANNEX A-1 ? FORM OF
AGREEMENT AND PLAN OF
REORGANIZATION, MONEY
MARKET
FUNDS
     THIS AGREEMENT AND PLAN OF
REORGANIZATION (the ?Agreement?) is
made as of this [14th] day of [July], 2011, by and between Federated Insurance Series, a Massachusetts business trust, with its principal place of business at 4000 Ericsson
Drive, Warrendale, Pennsylvania 15086-
7561 (the ?Federated Trust?), with respect to its Federated Prime Money Fund II (the
?Acquiring Fund?), a series of the Federated
Trust, and EquiTrust Variable Insurance
Series Fund, a Massachusetts business trust, with its principal place of business at 5400
University Avenue, West Des Moines, Iowa
50266 (the ?EquiTrust Variable Fund?),
with respect to its Money Market Portfolio, a series of the EquiTrust Variable Fund (the
?Acquired Fund? and, collectively with the Acquiring Fund, the ?Funds?).
     This Agreement is intended to be, and
is adopted as, a plan of reorganization within the meaning of Section 368 of the United
States Internal Revenue Code of 1986, as amended (the ?Code?) and the Treasury
Regulations promulgated thereunder. The
reorganization will consist of: (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, no par value per share, of the Acquiring Fund (?Acquiring Fund Shares?);
(ii) the distribution of Acquiring Fund
Shares to the holders of Initial Class and Service Class Shares of the Acquired Fund;
and (iii) the liquidation of the Acquired
Fund as provided herein, all upon the terms and conditions set forth in this Agreement
(the ?Reorganization?).
     WHEREAS, the Acquiring Fund and
the Acquired Fund are separate series of the Federated Trust and the EquiTrust Variable
Fund, respectively, and the Federated Trust and the EquiTrust Variable Fund are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
     WHEREAS, the Acquiring Fund and
the Acquired Fund are authorized to issue their shares of beneficial interests;
     WHEREAS, the Trustees of the
Federated Trust have determined that the Reorganization, with respect to the
Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring
Fund will not be diluted as a result of the Reorganization;
     WHEREAS, the Trustees of EquiTrust
Variable have determined that the
Reorganization, with respect to the Acquired
Fund, is in the best interests of the Acquired
Fund;
     NOW, THEREFORE, in
consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE
ACQUIRED FUND IN EXCHANGE
FOR ACQUIRING FUND
SHARES AND LIQUIDATION OF THE
ACQUIRED FUND
     1.1 THE EXCHANGE. Subject to the
terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired
Fund agrees to transfer substantially all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring
Fund agrees: (i) to deliver to the Acquired
Fund the number of each class of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of each class of shares of the Acquired Fund (the ?Acquired Fund
Shares?) by (b) the ratio computed by
dividing (x) the net asset value per share of such class of Acquired Fund Shares computed in the manner and as of the time date set forth in paragraph 2.1 by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of Initial
Class and Service Class Shares of the
Acquired Fund will receive Acquiring Fund
Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.
     1.2 ASSETS TO BE ACQUIRED.
The assets of the Acquired Fund to be
acquired by the Acquiring Fund shall consist of all the assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund, other than any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date. Such assets not acquired by the Acquiring Fund shall be excluded from the calculation of net asset value per share of each class of the Acquired Fund
Shares under this Agreement.
     The Acquired Fund has provided the
Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund?s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
     1.3 LIABILITIES TO BE
DISCHARGED. The Acquired Fund will
discharge all of its liabilities and obligations prior to the Closing Date.
     1.4 LIQUIDATION AND
DISTRIBUTION. On or as soon after the
Closing Date as is conveniently practicable:
(a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the ?Acquired Fund
Shareholders?), all of the Acquiring Fund
Shares received by the Acquired Fund
pursuant to paragraph 1.1; and (b) the
Acquired Fund will thereupon proceed to
dissolve and terminate as set forth in
paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund
Shareholders, and representing the
respective pro rata number of Acquiring
Fund Shares due such shareholders. All
issued and outstanding Acquired Fund
Shares will simultaneously be canceled on the books of the Acquired Fund. The
Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.
     1.5 OWNERSHIP OF SHARES.
Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund?s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired
Fund, in an amount determined under
paragraph 2.3, to be distributed to Acquired
Fund Shareholders.
     1.6 TRANSFER TAXES. Any
transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund
Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
     1.7 REPORTING
RESPONSIBILITY. Any reporting
responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.
     1.8 TERMINATION. The Acquired
Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.
     1.9 BOOKS AND RECORDS. All
books and records of the Acquired Fund,
including all books and records required to be maintained under the Investment
Company Act of 1940 (the ?1940 Act?), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II
VALUATION
     2.1 VALUATION OF ACQUIRED
FUND SHARES. The net asset value per
share of each class of Acquired Fund Shares
shall be the net asset value per share of such
class of Acquired Fund Shares (excluding
any assets excluded from the net asset value
calculation under paragraph 2.1) computed
at the closing of the Closing Date, using the
valuation procedures set forth in the
Federated Trust?s Declaration of Trust and
the Acquiring Fund?s then current
prospectus and statement of additional
information, or such other valuation
procedures as shall be mutually agreed upon
by the parties.
     2.2 VALUATION OF ACQUIRING
FUND SHARES. The net asset value per
share of each class of Acquiring Fund
Shares shall be the net asset value per share
of such class of Acquiring Fund Shares
computed at the closing on the Closing Date,
using the valuation procedures set forth in
the Federated Trust?s Declaration of Trust
and the Acquiring Fund?s then current
prospectus and statement of additional
information, or such other valuation
procedures as shall be mutually agreed upon
by the parties.
     2.3 SHARES TO BE ISSUED. The
number of each class of Acquiring Fund
Shares to be issued (including fractional
shares, if any) in exchange for the Acquired
Fund?s assets, shall be determined by
(a) multiplying the shares outstanding of
each class of Acquired Fund Shares by
(b) the ratio computed by (x) dividing the
net asset value per share of such class of
Acquired Fund Shares determined in
accordance with paragraph 2.1 by (y) the net
asset value per share of the corresponding
class of Acquiring Fund Shares determined
in accordance with paragraph 2.2.
     2.4 DETERMINATION OF VALUE.
All computations of value shall be made by
State Street Bank and Trust Company, on
behalf of the Acquiring Fund and the
Acquired Fund.
ARTICLE III
CLOSING AND CLOSING DATE
     3.1 CLOSING DATE. The closing
shall occur on or about [July 15], 2011, or
such other date(s) as the parties may agree to
in writing (the ?Closing Date?). All acts
taking place at the closing shall be deemed
to take place at 4:00 p.m. Eastern Time on
the Closing Date unless otherwise provided
herein. The closing shall be held at the
offices of Federated Services Company,
1001 Liberty Avenue, Pittsburgh,
Pennsylvania 15222-3779, or at such other
time and/or place as the parties may agree.
     3.2 CUSTODIAN?S CERTIFICATE.
JP Morgan Chase Bank, N.A., as custodian
for the Acquired Fund (the ?Custodian?),
shall deliver at the Closing a certificate of an
authorized officer stating that: (a) the
Acquired Fund?s portfolio securities, cash,
and any other assets have been delivered in
proper form to the Acquiring Fund on the
Closing Date; and (b) all necessary taxes
including all applicable federal and state
stock transfer stamps, if any, shall have been
paid, or provision for payment shall have
been made, in conjunction with the delivery
of portfolio securities by the Acquired Fund.
     3.3 EFFECT OF SUSPENSION IN
TRADING. In the event that on the
scheduled Closing Date, either: (a) the
NYSE or another primary exchange on
which the portfolio securities of the
Acquiring Fund or the Acquired Fund are
purchased or sold, shall be closed to trading
or trading on such exchange shall be
restricted; or (b) trading or the reporting of
trading on the NYSE or elsewhere shall be
disrupted so that accurate appraisal of the
value of the net assets of the Acquiring Fund
or the Acquired Fund is impracticable, the
Closing Date shall be postponed until the
first Friday on which the NYSE is open
following the business day on which trading
is fully resumed and reporting is restored, or
such other business day as the parties hereto
shall agree.
     3.4 TRANSFER AGENT?S
CERTIFICATE. EquiTrust Investment
Management Services, Inc., as transfer agent
for the Acquired Fund as of the Closing
Date, shall deliver at the Closing a
certificate of an authorized officer stating
that its records contain the names and
addresses of Acquired Fund Shareholders,
and the number and percentage ownership of
outstanding shares owned by each such
shareholder immediately prior to the
Closing. The Acquiring Fund shall issue and
deliver, or cause EquiTrust Investment
Management Services, Inc., its transfer
agent, to issue and deliver, a confirmation
evidencing Acquiring Fund Shares to be
credited on the Closing Date to the Secretary
of the EquiTrust Variable Fund or provide
evidence satisfactory to the Acquired Fund
that the Acquiring Fund Shares have been
credited to the Acquired Fund?s account on
the books of the Acquiring Fund. At the
Closing, each party shall deliver to the other
such bills of sale, checks, assignments, share
certificates, receipts and other documents, if
any, as such other party or its counsel may
reasonably request.
ARTICLE IV
REPRESENTATIONS AND
WARRANTIES
     4.1 REPRESENTATIONS OF THE
ACQUIRED FUND. The EquiTrust
Variable Fund, on behalf of the Acquired
Fund, represents and warrants to the
Federated Trust, on behalf of the Acquiring
Fund, as follows:
a)	The Acquired Fund is a separate series
of a business trust duly organized,
validly existing, and in good standing
under the laws of the Commonwealth
of Massachusetts. The EquiTrust
Variable Fund is registered as an
open-end management investment
company under the 1940 Act, and the
Fund?s registration with the Securities
and Exchange Commission (the
?Commission?) as an investment
company under the 1940 Act is in full
force and effect.
b)	The current prospectus and statement
of additional information of the
EquiTrust Variable Fund conform in
all material respects to the applicable
requirements of the Securities Act of
1933 (the ?1933 Act?) and the 1940
Act, and the rules and regulations
thereunder, and do not include any
untrue statement of a material fact or
omit to state any material fact required
to be stated or necessary to make the
statements therein, in light of the
circumstances under which they were
made, not misleading.
c)	The Acquired Fund is not, and the
execution, delivery, and performance
of this Agreement (subject to
shareholder approval) will not result,
in violation of any provision of the
EquiTrust Variable Fund?s
Declaration of Trust or By-Laws or of
any material agreement, indenture,
instrument, contract, lease, or other
undertaking to which the Acquired
Fund is a party or by which it is
bound.
d)	The Acquired Fund has no material
contracts or other commitments (other
than this Agreement) that will be
terminated with liability to it before
the Closing Date, except for liabilities,
if any, to be discharged as provided in
paragraph 1.3 hereof.
e)	Except as otherwise disclosed in
writing to and accepted by the
Acquiring Fund, no litigation,
administrative proceeding, or
investigation of or before any court or
governmental body is presently
pending or to its knowledge
threatened against the Acquired Fund
or any of its properties or assets,
which, if adversely determined, would
materially and adversely affect its
financial condition, the conduct of its
business, or the ability of the Acquired
Fund to carry out the transactions
contemplated by this Agreement. The
Acquired Fund knows of no facts that
might form the basis for the institution
of such proceedings and is not a party
to or subject to the provisions of any
order, decree, or judgment of any
court or governmental body that
materially and adversely affects its
business or its ability to consummate
the transactions contemplated herein.
f)	The audited financial statements of the
Acquired Fund as of December 31,
2010, and for the fiscal year then
ended have been prepared in
accordance with United States
generally accepted accounting
principles, and such statements
(copies of which have been furnished
to the Acquiring Fund) fairly reflect
the financial condition of the Acquired
Fund as of such date, and there are no
known contingent liabilities of the
Acquired Fund as of such date that are
not disclosed in such statements.
g)	Since the date of the financial
statements referred to in paragraph
(f) above, there have been no material
adverse changes in the Acquired
Fund?s financial condition, assets,
liabilities or business (other than
changes occurring in the ordinary
course of business), or any incurrence
by the Acquired Fund of indebtedness
maturing more than one year from the
date such indebtedness was incurred,
except as otherwise disclosed to and
accepted by the Acquiring Fund. For
the purposes of this paragraph (g), a
decline in the net asset value of the
Acquired Fund shall not constitute a
material adverse change.
h)	As of the date hereof, except as
previously disclosed to the Acquiring
Fund in writing, and except as have
been corrected as required by
applicable law, and to the best of the
Acquired Fund?s knowledge, there
have been no material miscalculations
of the net asset value of the Acquired
Fund or the net asset value per share
of any class of shares during the
twelve-month period preceding the
date hereof and preceding the Closing
Date, and all such calculations have
been made in accordance with the
applicable provisions of the 1940 Act.
i)	The minute books and other similar
records of the EquiTrust Variable
Fund as made available to the
Acquiring Fund prior to the execution
of this Agreement contain a true and
complete record of all action taken at
all meetings and by all written
consents in lieu of meetings of the
shareholders of the EquiTrust Variable
Fund, the EquiTrust Variable Fund?s
Board of Trustees and committees of
such Board. The stock transfer ledgers
and other similar records of the
Acquired Fund as made available to
the Acquiring Fund prior to the
execution of this Agreement, and as
existing on the Closing Date,
accurately reflect all record transfers
prior to the execution of this
Agreement, or the Closing Date, as
applicable, in the shares of the
Acquired Fund.
j)	The EquiTrust Variable Fund has
maintained, or caused to be
maintained on its behalf, all books and
records required of a registered
investment company in compliance
with the requirements of Section 31 of
the 1940 Act and rules thereunder.
k)	All federal and other tax returns and
reports of the Acquired Fund required
by law to be filed, have been filed, and
all federal and other taxes shown due
on such returns and reports have been
paid, or provision shall have been
made for the payment thereof. To the
best of the Acquired Fund?s
knowledge, no such return is currently
under audit, and no assessment has
been asserted with respect to such
returns.
l)	All issued and outstanding shares of
the Acquired Fund are duly and
validly issued and outstanding, fully
paid and non-assessable by the
Acquired Fund. All of the issued and
outstanding shares of the Acquired
Fund will, at the time of the Closing
Date, be held by the persons and in the
amounts set forth in the records of the
Acquired Fund?s transfer agent as
provided in paragraph 3.4. The
Acquired Fund has no outstanding
options, warrants, or other rights to
subscribe for or purchase any of the
Acquired Fund Shares, and has no
outstanding securities convertible into
any of the Acquired Fund Shares.
m)  	At the Closing Date, the Acquired
Fund will have good and marketable
title to the Acquired Fund?s assets to
be transferred to the Acquiring Fund
pursuant to paragraph 1.2, and full
right, power, and authority to sell,
assign, transfer, and deliver such
assets hereunder, free of any lien or
other encumbrance, except those liens
or encumbrances to which the
Acquiring Fund has received notice,
and, upon delivery and payment for
such assets, and the filing of any
articles, certificates or other
documents under the laws of the
Commonwealth of Massachusetts, the
Acquiring Fund will acquire good and
marketable title, subject to no
restrictions on the full transfer of such
assets, other than such restrictions as
might arise under the 1933 Act, and
other than as disclosed to and accepted
by the Acquiring Fund.
n)	The execution, delivery and
performance of this Agreement have
been duly authorized by all necessary
action on the part of the Acquired
Fund. Subject to approval by the
Acquired Fund shareholders, this
Agreement constitutes a valid and
binding obligation of the Acquired
Fund, enforceable in accordance with
its terms, subject as to enforcement, to
bankruptcy, insolvency,
reorganization, moratorium, and other
laws relating to or affecting creditors?
rights and to general equity principles.
o)	The information to be furnished by the
Acquired Fund for use in no-action
letters, applications for orders,
registration statements, proxy
materials, and other documents that
may be necessary in connection with
the transactions contemplated herein
shall be accurate and complete in all
material respects and shall comply in
all material respects with federal
securities and other applicable laws
and regulations.

p)	From the effective date of the
Registration Statement (as defined in
paragraph 5.7), through the time of the
meeting of the Acquired Fund
shareholders and on the Closing Date,
any written information furnished by
the EquiTrust Variable Fund with
respect to the Acquired Fund for use
in the Proxy Materials (as defined in
paragraph 5.7), or any other materials
provided in connection with the
Reorganization, does not and will not
contain any untrue statement of a
material fact or omit to state a material
fact required to be stated or necessary
to make the statements, in light of the
circumstances under which such
statements were made, not misleading.
q)	The Acquired Fund has qualified and
elected to be treated as a ?regulated
investment company? under the Code
(a ?RIC?), as of and since its first
taxable year of operations; and
qualifies and will continue to qualify
as a RIC under the Code for its taxable
year ending upon its liquidation.
r)	No governmental consents, approvals,
authorizations or filings are required
under the 1933 Act, the Securities
Exchange Act of 1934 (the ?1934
Act?), the 1940 Act or Massachusetts
law for the execution of this
Agreement by the EquiTrust Variable
Fund, for itself and on behalf of the
Acquired Fund, except for the
effectiveness of the Registration
Statement, and the filing of any
articles, certificates or other
documents that may be required under
Massachusetts law, and except for
such other consents, approvals,
authorizations and filings as have been
made or received, and such consents,
approvals, authorizations and filings
as may be required subsequent to the
Closing Date, it being understood,
however, that this Agreement and the
transactions contemplated herein must
be approved by the shareholders of the
Acquired Fund as described in
paragraph 5.2.
     4.2 REPRESENTATIONS OF THE
ACQUIRING FUND. The Federated Trust,
on behalf of the Acquiring Fund, represents
and warrants to the EquiTrust Variable
Fund, on behalf of the Acquired Fund, as
follows:
a)	The Acquiring Fund is a separate
series of a business trust, duly
organized, validly existing and in
good standing under the laws of the
Commonwealth of Massachusetts.
b)	The Federated Trust is registered as an
open-end management investment
company under the 1940 Act, and the
Federated Trust?s registration with the
Commission as an investment
company under the 1940 Act is in full
force and effect.
c)	The current prospectus and statement
of additional information of the
Acquiring Fund conform in all
material respects to the applicable
requirements of the 1933 Act and the
1940 Act and the rules and regulations
thereunder, and do not include any
untrue statement of a material fact or
omit to state any material fact required
to be stated or necessary to make such
statements therein, in light of the
circumstances under which they were
made, not misleading.
d)	The Acquiring Fund is not, and the
execution, delivery and performance
of this Agreement will not result, in
violation of the Federated Trust?s
Declaration of Trust or By-Laws or of
any material agreement, indenture,
instrument, contract, lease, or other
undertaking to which the Acquiring
Fund is a party or by which it is
bound.
e)	Except as otherwise disclosed in
writing to and accepted by the
Acquired Fund, no litigation,
administrative proceeding or
investigation of or before any court or
governmental body is presently
pending or to its knowledge
threatened against the Acquiring Fund
or any of its properties or assets,
which, if adversely determined, would
materially and adversely affect its
financial condition, the conduct of its
business or the ability of the
Acquiring Fund to carry out the
transactions contemplated by this
Agreement. The Acquiring Fund
knows of no facts that might form the
basis for the institution of such
proceedings and it is not a party to or
subject to the provisions of any order,
decree, or judgment of any court or
governmental body that materially and
adversely affects its business or its
ability to consummate the transaction
contemplated herein.

f)	The financial statements of the
Acquiring Fund as of December 31,
2010 and for the fiscal year then
ended have been prepared in
accordance with United States
generally accepted accounting
principles, and such statements
(copies of which have been furnished
to the Acquired Funds) fairly reflect
the financial condition of the
Acquiring Fund as of such date, and
there are no known contingent
liabilities of the Acquiring Fund as of
such date that are not disclosed in
such statements.
g)	Since the date of the financial
statements referred to in paragraph (f)
above, there have been no material
adverse changes in the Acquiring
Fund?s financial condition, assets,
liabilities or business (other than
changes occurring in the ordinary
course of business), or any incurrence
by the Acquiring Fund of
indebtedness maturing more than one
year from the date such indebtedness
was incurred, except as otherwise
disclosed to and accepted by the
Acquired Fund. For the purposes of
this paragraph (g), a decline in the net
asset value of the Acquiring Fund
shall not constitute a material adverse
change.
h)	All federal and other tax returns and
reports of the Acquiring Fund required
by law to be filed, have been filed, and
all federal and other taxes shown due
on such returns and reports have been
paid, or provision shall have been
made for the payment thereof. To the
best of the Acquiring Fund?s
knowledge, no such return is currently
under audit, and no assessment has
been asserted with respect to such
returns.
i)	All issued and outstanding Acquiring
Fund Shares are duly and validly
issued and outstanding, fully paid and
non-assessable by the Acquiring Fund.
The Acquiring Fund has no
outstanding options, warrants, or other
rights to subscribe for or purchase any
Acquiring Fund Shares, and there are
no outstanding securities convertible
into any Acquiring Fund Shares.
j)	The execution, delivery and
performance of this Agreement have
been duly authorized by all necessary
action on the part of the Acquiring
Fund, and this Agreement constitutes
a valid and binding obligation of the
Acquiring Fund, enforceable in
accordance with its terms, subject as
to enforcement, to bankruptcy,
insolvency, reorganization,
moratorium, and other laws relating to
or affecting creditors? rights and to
general equity principles.
k)	Acquiring Fund Shares to be issued
and delivered to the Acquired Fund
for the account of the Acquired Fund
Shareholders pursuant to the terms of
this Agreement will, at the Closing
Date, have been duly authorized.
When so issued and delivered, such
shares will be duly and validly issued
Acquiring Fund Shares, and will be
fully paid and non-assessable.
l)	The information to be furnished by the
Acquiring Fund for use in no-action
letters, registration statements, proxy
materials, and other documents that
may be necessary in connection with
the transactions contemplated herein
shall be accurate and complete in all
material respects and shall comply in
all material respects with federal
securities and other laws and
regulations.
m)  	From the effective date of the
Registration Statement (as defined in
paragraph 5.7), through the time of the
meeting of the Acquired Fund
shareholders and on the Closing Date,
any written information furnished by
the Federated Trust with respect to the
Acquiring Fund for use in the Proxy
Materials (as defined in
paragraph 5.7), or any other materials
provided in connection with the
Reorganization, does not and will not
contain any untrue statement of a
material fact or omit to state a material
fact required to be stated or necessary
to make the statements, in light of the
circumstances under which such
statements were made, not misleading.
n)	The Acquiring Fund has qualified and
elected to be treated as a RIC under
the Code as of and since its first
taxable year of operations; and
qualifies and shall continue to qualify
as a RIC under the Code for its current
taxable year.
o)	No governmental consents, approvals,
authorizations or filings are required
under the 1933 Act, the 1934 Act, the
1940 Act or Massachusetts law for the
execution of this Agreement by the
Federated Trust, for itself and on
behalf of the Acquiring Fund, or the
performance of the Agreement by the
Federated Trust, for itself and on
behalf of the Acquiring Fund, except
for the effectiveness of the
Registration Statement, and the filing
of any articles, certificates or other
documents that may be required under
Massachusetts law, and such other
consents, approvals, authorizations
and filings as have been made or
received, and except for such
consents, approvals, authorizations
and filings as may be required
subsequent to the Closing Date.
p)	The Acquiring Fund agrees to use all
reasonable efforts to obtain the
approvals and authorizations required
by the 1933 Act, the 1940 Act, and
any state Blue Sky or securities laws
as it may deem appropriate in order to
continue its operations after the
Closing Date.
ARTICLE V
COVENANTS OF THE ACQUIRING
FUND AND THE ACQUIRED FUND
     5.1 OPERATION IN ORDINARY
COURSE. The Acquiring Fund and the
Acquired Fund will each operate its
respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.
     5.2 APPROVAL OF
SHAREHOLDERS. The EquiTrust Variable
Fund will call a special meeting of the
Acquired Fund shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
     5.3 INVESTMENT
REPRESENTATION. The Acquired Fund
covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
     5.4 ADDITIONAL INFORMATION.
The Acquired Fund will assist the Acquiring
Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund?s shares.
     5.5 FURTHER ACTION. Subject to
the provisions of this Agreement, the
Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this
Agreement, including any actions required to be taken after the Closing Date.
     5.6 STATEMENT OF EARNINGS
AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring
Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by EquiTrust Variable Fund?s Treasurer.
     5.7 PREPARATION OF
REGISTRATION STATEMENT AND
SCHEDULE 14A PROXY STATEMENT.
The Federated Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the
?Registration Statement?). The Registration
Statement on Form N-14 shall include a
proxy statement and a prospectus of the
Acquiring Fund relating to the transaction contemplated by this Agreement. The
Registration Statement shall be in
compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on
Form N-14 (the ?Proxy Materials?), for
inclusion therein, in connection with the meeting of the Acquired Fund?s shareholders to consider the approval of this Agreement and the transactions contemplated herein.
     5.8 On or before the Closing Date, the
Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund?s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under
Section 103(a) of the Code over its
deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing
Date.
     5.9 It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of
Section 368(a) of the Code. None of the
Federated Trust, EquiTrust, the Acquiring
Fund or the Acquired Fund shall take any action or cause and action to be taken
(including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable
K&L Gates LLP to render the tax opinion
contemplated in this Agreement.
ARTICLE VI
CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE ACQUIRED
FUND
     The obligations of the Acquired Fund
to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
     All representations, covenants, and
warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund?s name by the Federated Trust?s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE ACQUIRING
FUND
     The obligations of the Acquiring Fund
to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired
Fund pursuant to this Agreement, on or
before the Closing Date and, in addition, shall be subject to the following conditions:
     All representations, covenants, and
warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund?s name by the EquiTrust
Variable Fund?s President or Vice President and the Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring
Fund shall reasonably request.
     The Acquired Fund shall have
delivered to the Acquiring Fund a statement of the Acquired Fund?s assets and liabilities, together with a list of the Acquired Fund?s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing
Date, certified by the Treasurer of the
EquiTrust Variable Fund.
ARTICLE VIII
FURTHER CONDITIONS
PRECEDENT TO OBLIGATIONS OF
THE
ACQUIRING FUND AND ACQUIRED
FUND
     If any of the conditions set forth
below do not exist on or before the Closing
Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the
transactions contemplated herein, with
respect to the Acquired Fund, shall have
been approved by the requisite vote of the
holders of the outstanding shares of the
Acquired Fund in accordance with
applicable law and the provisions of the
EquiTrust Variable Fund?s Declaration of
Trust and By-Laws. Certified copies of the
resolutions evidencing such approval shall
have been delivered to the Acquiring Fund.
Notwithstanding anything herein to the
contrary, neither the Acquiring Fund nor the
Acquired Fund may waive the conditions set
forth in this paragraph 8.1.
     8.2 On the Closing Date, the
Commission shall not have issued an
unfavorable report under Section 25(b) of
the 1940 Act, or instituted any proceeding
seeking to enjoin the consummation of the
transactions contemplated by this
Agreement under Section 25(c) of the 1940
Act. Furthermore, no action, suit or other
proceeding shall be threatened or pending
before any court or governmental agency in
which it is sought to restrain or prohibit, or
obtain damages or other relief in connection
with this Agreement or the transactions
contemplated herein.
     8.3 All required consents of other
parties and all other consents, orders, and
permits of federal, state and local regulatory
authorities (including those of the
Commission and of State securities
authorities, including any necessary ?no-
action? positions and exemptive orders from
such federal and state authorities) to permit
consummation of the transactions
contemplated herein shall have been
obtained, except where failure to obtain any
such consent, order, or permit would not
involve a risk of a material adverse effect on
the assets or properties of the Acquiring
Fund or the Acquired Fund, provided that
either party hereto may waive any such
conditions for itself.
     8.4 The Registration Statement shall
have become effective under the 1933 Act,
and no stop orders suspending the
effectiveness thereof shall have been issued.
To the best knowledge of the parties to this
Agreement, no investigation or proceeding
for that purpose shall have been instituted or
be pending, threatened or contemplated
under the 1933 Act.
     8.5 The parties shall have received an
opinion of K&L Gates LLP to the effect that
for federal income tax purposes:
a)	The transfer of substantially all of the
Acquired Fund?s assets to the
Acquiring Fund solely in exchange for
Acquiring Fund Shares (followed by
the distribution of Acquiring Fund
Shares to the Acquired Fund
Shareholders in dissolution and
liquidation of the Acquired Fund) will
constitute a ?reorganization? within
the meaning of Section 368(a) of the
Code, and the Acquiring Fund and the
Acquired Fund will each be a ?party
to a reorganization? within the
meaning of Section 368(b) of the
Code.
b)	No gain or loss will be recognized by
the Acquiring Fund upon the receipt
of substantially all the assets of the
Acquired Fund solely in exchange for
Acquiring Fund Shares.
c)	No gain or loss will be recognized by
the Acquired Fund upon the transfer
of substantially all the Acquired
Fund?s assets to the Acquiring Fund
solely in exchange for Acquiring Fund
Shares or upon the distribution
(whether actual or constructive) of
Acquiring Fund Shares to Acquired
Fund Shareholders in exchange for
their Acquired Fund Shares.
d)	No gain or loss will be recognized by
any Acquired Fund Shareholder upon
the exchange of its Acquired Fund
Shares for Acquiring Fund Shares.
e)	The aggregate basis of the Acquiring
Fund Shares received by each
Acquired Fund shareholder pursuant
to the Reorganization will be the same
as the aggregate tax basis of the
Acquired Fund Shares exchanged
therefor. The holding period of
Acquiring Fund Shares received by
each Acquired Fund Shareholder will
include the period during which the
Acquired Fund Shares exchanged
therefor were held by such
shareholder, provided the Acquired
Fund Shares are held by such
shareholder as capital assets at the
time of the Reorganization.
f)	The basis of the Acquired Fund?s
assets acquired by the Acquiring Fund
in the hands of the Acquiring Fund
will be the same as the basis of such
assets in the hands of the Acquired
Fund immediately prior to the
Reorganization. The holding period of
the assets of the Acquired Fund
acquired by the Acquiring Fund in the
hands of the Acquiring Fund will
include the period during which those
assets were held by the Acquired
Fund.
Such opinion shall be based on
customary assumptions and such
representations K&L Gates LLP may
reasonably request, and the Acquired
Fund and Acquiring Fund will
cooperate to make and certify the
accuracy of such representations. The
foregoing opinion may state that no
opinion is expressed as to the effect of
the Reorganization on the Acquiring
Fund, the Acquired Fund or any
Acquired Fund Shareholder with
respect to any asset as to which
unrealized gain or loss is required to
be recognized for federal income tax
purposes at the end of a taxable year
(or on the termination or transfer
thereof) under a mark-to-market
system of accounting.
Notwithstanding anything herein to
the contrary, neither the Acquiring
Fund nor the Acquired Fund may
waive the conditions set forth in this
paragraph 8.5.
ARTICLE IX
EXPENSES
     All fees and expenses associated with
the Acquiring Fund?s and Acquired Fund?s
participation in the Reorganization
contemplated in this Agreement will be paid
by Federated Investment Management
Company, EquiTrust Investment
Management Services, Inc. and/or their
affiliates, as agreed separately among them.
Reorganization expenses include, without
limitation: (a) expenses associated with the
preparation and filing of the Proxy
Materials; (b) postage; (c) printing;
(d) accounting fees; (e) legal fees incurred
by each Fund; (f) solicitation costs of the
transaction; (g) fees and expenses incurred
by the EquiTrust Variable Fund?s Trustees
in connection with any special Board
meetings held in contemplation of the
Reorganizations; (h) tail insurance coverage
for the EquiTrust Variable Fund?s Trustees;
and (i) other related administrative or
operational costs. Notwithstanding the
foregoing, fees and expenses shall in any
event be paid by the party directly incurring
such fees and expenses if and to the extent
that the payment of such fees and expenses
by Federated Investment Management
Company, EquiTrust Investment
Management Services, Inc. and/or their
affiliates would result in disqualification of
such party as a RIC.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL
OF WARRANTIES
     10.1 The Federated Trust, on behalf of
the Acquiring Fund, and the EquiTrust
Variable Fund, on behalf of the Acquired
Fund, agree that neither party has made to
the other party any representation, warranty
and/or covenant not set forth herein, and that
this Agreement constitutes the entire
agreement between the parties.
     10.2 Except as specified in the next
sentence set forth in this paragraph 10.2, the
representations, warranties, and covenants
contained in this Agreement or in any
document delivered pursuant to or in
connection with this Agreement, shall not
survive the consummation of the
transactions contemplated hereunder. The
covenants to be performed after the Closing
Date, shall continue in effect beyond the
consummation of the transactions
contemplated hereunder.
ARTICLE XI
TERMINATION
     This Agreement may be terminated by
the mutual agreement of the Federated Trust
and EquiTrust Variable. In addition, either
the Federated Trust or the EquiTrust
Variable Fund may at its option terminate
this Agreement at or before the Closing Date
due to:
a)	a breach by the other of any
representation, warranty, or agreement
contained herein to be performed at or
before the Closing Date, if not cured
within 30 days;

b)	a condition herein expressed to be
precedent to the obligations of the
terminating party that has not been
met and it reasonably appears that it
will not or cannot be met; or
c)	a determination by a party?s Board, as
appropriate, that the consummation of
the transactions contemplated herein is
not in the best interest of the
EquiTrust Variable Fund or the
Federated Trust, respectively, and
notice given to the other party hereto.
     In the event of any such termination,
in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired
Fund, the Federated Trust, the EquiTrust
Variable Fund, or their respective Trustees or officers, to the other party or its Trustees or officers.
ARTICLE XII
AMENDMENTS
     This Agreement may be amended,
modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the EquiTrust Variable
Fund and the Federated Trust as specifically authorized by their respective Boards;
provided, however, that following the
meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this
Agreement to the detriment of such
shareholders without their further approval.
ARTICLE XIII
HEADINGS; COUNTERPARTS;
GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
     The Article and paragraph headings
contained in this Agreement are for
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     This Agreement may be executed in
any number of counterparts, each of which shall be deemed an original.
     This Agreement shall be governed by
and construed in accordance with the laws of the Commonwealth of Pennsylvania.
     This Agreement shall bind and inure
to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
     It is expressly agreed that the
obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Federated Trust personally, but shall bind only the Federated
Trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Federated Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Federated Trust on behalf of the Acquiring Fund and signed by authorized officers of the Federated Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Federated
Trust property of the Acquiring Fund as
provided in the Federated Trust?s
Declaration of Trust.
     It is expressly agreed that the
obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the EquiTrust
Variable Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the EquiTrust Variable Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the EquiTrust
Variable Fund on behalf of the Acquired
Fund and signed by authorized officers of the EquiTrust Variable Fund, acting as such.
Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired
Fund as provided in the EquiTrust Variable
Fund?s Declaration of Trust.

     IN WITNESS WHEREOF, the parties
have duly executed this Agreement, all as of the date first written above.


FEDERATED INSURANCE
SERIES TRUST
on behalf of its portfolio,
Federated Prime Money Fund
II


[Signature], [Title]

EQUITRUST VARIABLE
INSURANCE SERIES FU
ND
on behalf of its portfolio,
Money Market Portfolio


[Signature], [Title]



ANNEX A-2 ? FORM OF
AGREEMENT AND PLAN OF
REORGANIZATION, NON-MONEY
MARKET FUNDS
     THIS AGREEMENT AND PLAN OF
REORGANIZATION (the ?Agreement?) is
made as of this [14th] day of [July], 2011, by and between Federated Insurance Series, a Massachusetts business trust, with its principal place of business at 5800
Corporate Drive, Pittsburgh, Pennsylvania,
15237 (the ?Federated Trust?), with respect to its Federated Quality Bond Fund II (the
?Acquiring Fund?), a series of the Federated
Trust, and EquiTrust Variable Insurance
Series Fund, a Massachusetts business trust, with its principal place of business at 5400
University Avenue, West Des Moines, Iowa
50266 (the ?EquiTrust Variable Fund? with respect to its High Grade Bond Portfolio, a series of the EquiTrust Variable Fund (the
?Acquired Fund? and, collectively with the Acquiring Fund, the ?Funds?).
     This Agreement is intended to be, and
is adopted as, a plan of reorganization within the meaning of Section 368 of the United
States Internal Revenue Code of 1986, as amended (the ?Code?) and the Treasury
Regulations promulgated thereunder. The
reorganization will consist of: (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Primary Shares, no par value per share, of the Acquiring Fund
(?Acquiring Fund Shares?); (ii) the
distribution of Primary Shares of the
Acquiring Fund to the holders of Initial
Class Shares of the Acquired Fund; (iii) the distribution of Primary Shares of the Acquiring Fund to the holders of Service
Class Shares of the Acquired Fund; and
(iv) the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the
?Reorganization?).
     WHEREAS, the Acquiring Fund and
the Acquired Fund are separate series of the Federated Trust and the EquiTrust Variable
Fund, respectively, and the Federated Trust and the EquiTrust Variable Fund are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
     WHEREAS, the Acquiring Fund and
the Acquired Fund are authorized to issue their shares of beneficial interests;
     WHEREAS, the Trustees of the
Federated Trust have determined that the Reorganization, with respect to the
Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring
Fund will not be diluted as a result of the Reorganization;
     WHEREAS, the Trustees of the
EquiTrust Variable Fund have determined
that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund;
     NOW, THEREFORE, in
consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE
ACQUIRED FUND IN EXCHANGE
FOR ACQUIRING FUND
SHARES AND LIQUIDATION OF THE
ACQUIRED FUND
     1.1 THE EXCHANGE. Subject to the
terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired
Fund agrees to transfer substantially all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring
Fund agrees: (i) to deliver to the Acquired
Fund the number of each class of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of each class of shares of the Acquired Fund (the ?Acquired Fund
Shares?) by (b) the ratio computed by
dividing (x) the net asset value per share of such class of Acquired Fund Shares computed in the manner and as of the time date set forth in paragraph 2.1 by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of Initial
Class Shares of the Acquired Fund will
receive Primary Shares of the Acquiring
Fund. Holders of Service Class Shares of the
Acquired Fund also will receive Primary
Shares of the Acquiring Fund. Such
transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED.
The assets of the Acquired Fund to be
acquired by the Acquiring Fund shall consist of all the assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund, other than any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date. Such assets not acquired by the Acquiring Fund shall be excluded from the calculation of net asset value per share of each class of the Acquired Fund
Shares under this Agreement.
     The Acquired Fund has provided the
Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund?s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
     1.3 LIABILITIES TO BE
DISCHARGED. The Acquired Fund will
discharge all of its liabilities and obligations prior to the Closing Date.
     1.4 LIQUIDATION AND
DISTRIBUTION. On or as soon after the
Closing Date as is conveniently practicable:
(a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the ?Acquired Fund
Shareholders?), all of the Acquiring Fund
Shares received by the Acquired Fund
pursuant to paragraph 1.1; and (b) the
Acquired Fund will thereupon proceed to
dissolve and terminate as set forth in
paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund
Shareholders, and representing the
respective pro rata number of Acquiring
Fund Shares due such shareholders. All
issued and outstanding Acquired Fund
Shares will simultaneously be canceled on the books of the Acquired Fund. The
Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.
     1.5 OWNERSHIP OF SHARES.
Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund?s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired
Fund, in an amount determined under
paragraph 2.3, to be distributed to Acquired
Fund Shareholders.
     1.6 TRANSFER TAXES. Any
transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund
Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
     1.7 REPORTING
RESPONSIBILITY. Any reporting
responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.
     1.8 TERMINATION. The Acquired
Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.
     1.9 BOOKS AND RECORDS. All
books and records of the Acquired Fund,
including all books and records required to be maintained under the Investment
Company Act of 1940 (the ?1940 Act?), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II
VALUATION
     2.1 VALUATION OF ACQUIRED
FUND SHARES. The net asset value per
share of each class of Acquired Fund Shares
shall be the net asset value per share of such
class of Acquired Fund Shares (excluding
any assets excluded from the net asset value
calculation under paragraph 2.1) computed
at the closing of the Closing Date, using the
valuation procedures set forth in the
Federated Trust?s Declaration of Trust and
the Acquiring Fund?s then current
prospectus and statement of additional
information, or such other valuation
procedures as shall be mutually agreed upon
by the parties.
     2.2 VALUATION OF ACQUIRING
FUND SHARES. The net asset value per
share of each class of Acquiring Fund
Shares shall be the net asset value per share
of such class of Acquiring Fund Shares
computed at the closing on the Closing Date,
using the valuation procedures set forth in
the Federated Trust?s Declaration of Trust
and the Acquiring Fund?s then current
prospectus and statement of additional
information, or such other valuation
procedures as shall be mutually agreed upon
by the parties.
     2.3 SHARES TO BE ISSUED. The
number of each class of Acquiring Fund
Shares to be issued (including fractional
shares, if any) in exchange for the Acquired
Fund?s assets, shall be determined by
(a) multiplying the shares outstanding of
each class of Acquired Fund Shares by
(b) the ratio computed by (x) dividing the
net asset value per share of such class of
Acquired Fund Shares determined in
accordance with paragraph 2.1 by (y) the net
asset value per share of the corresponding
class of Acquiring Fund Shares determined
in accordance with paragraph 2.2.
     2.4 DETERMINATION OF VALUE.
All computations of value shall be made by
State Street Bank and Trust Company, on
behalf of the Acquiring Fund and the
Acquired Fund.
ARTICLE III
CLOSING AND CLOSING DATE
     3.1 CLOSING DATE. The closing
shall occur on or about [July 15], 2011, or
such other date(s) as the parties may agree to
in writing (the ?Closing Date?). All acts
taking place at the closing shall be deemed
to take place at 4:00 p.m. Eastern Time on
the Closing Date unless otherwise provided
herein. The closing shall be held at the
offices of Federated Services Company,
1001 Liberty Avenue, Pittsburgh,
Pennsylvania 15222-3779, or at such other
time and/or place as the parties may agree.
     3.2 CUSTODIAN?S CERTIFICATE.
JP Morgan Chase Bank, N.A., as custodian
for the Acquired Fund (the ?Custodian?),
shall deliver at the Closing a certificate of an
authorized officer stating that: (a) the
Acquired Fund?s portfolio securities, cash,
and any other assets have been delivered in
proper form to the Acquiring Fund on the
Closing Date; and (b) all necessary taxes
including all applicable federal and state
stock transfer stamps, if any, shall have been
paid, or provision for payment shall have
been made, in conjunction with the delivery
of portfolio securities by the Acquired Fund.
     3.3 EFFECT OF SUSPENSION IN
TRADING. In the event that on the
scheduled Closing Date, either: (a) the
NYSE or another primary exchange on
which the portfolio securities of the
Acquiring Fund or the Acquired Fund are
purchased or sold, shall be closed to trading
or trading on such exchange shall be
restricted; or (b) trading or the reporting of
trading on the NYSE or elsewhere shall be
disrupted so that accurate appraisal of the
value of the net assets of the Acquiring Fund
or the Acquired Fund is impracticable, the
Closing Date shall be postponed until the
first Friday on which the NYSE is open
following the business day on which trading
is fully resumed and reporting is restored, or
such other business day as the parties hereto
shall agree.
     3.4 TRANSFER AGENT?S
CERTIFICATE. EquiTrust Investment
Management Services, Inc., as transfer agent
for the Acquired Fund as of the Closing
Date, shall deliver at the Closing a
certificate of an authorized officer stating
that its records contain the names and
addresses of Acquired Fund Shareholders,
and the number and percentage ownership of
outstanding shares owned by each such
shareholder immediately prior to the
Closing. The Acquiring Fund shall issue and
deliver, or cause EquiTrust Investment
Management Services, Inc., its transfer
agent, to issue and deliver, a confirmation
evidencing Acquiring Fund Shares to be
credited on the Closing Date to the Secretary
of the EquiTrust Variable Fund or provide
evidence satisfactory to the Acquired Fund
that the Acquiring Fund Shares have been
credited to the Acquired Fund?s account on
the books of the Acquiring Fund. At the
Closing, each party shall deliver to the other
such bills of sale, checks, assignments, share
certificates, receipts and other documents, if
any, as such other party or its counsel may
reasonably request.
ARTICLE IV
REPRESENTATIONS AND
WARRANTIES
     4.1 REPRESENTATIONS OF THE
ACQUIRED FUND. The EquiTrust
Variable Fund, on behalf of the Acquired
Fund, represents and warrants to the
Federated Trust, on behalf of the Acquiring
Fund, as follows:
a)	The Acquired Fund is a separate series
of a business trust duly organized,
validly existing, and in good standing
under the laws of the Commonwealth
of Massachusetts. The EquiTrust
Variable Fund is registered as an
open-end management investment
company under the 1940 Act, and the
Fund?s registration with the Securities
and Exchange Commission (the
?Commission?) as an investment
company under the 1940 Act is in full
force and effect.
b)	The current prospectus and statement
of additional information of the
EquiTrust Variable Fund conform in
all material respects to the applicable
requirements of the Securities Act of
1933 (the ?1933 Act?) and the 1940
Act, and the rules and regulations
thereunder, and do not include any
untrue statement of a material fact or
omit to state any material fact required
to be stated or necessary to make the
statements therein, in light of the
circumstances under which they were
made, not misleading.
c)	The Acquired Fund is not, and the
execution, delivery, and performance
of this Agreement (subject to
shareholder approval) will not result,
in violation of any provision of the
EquiTrust Variable Fund?s
Declaration of Trust or By-Laws or of
any material agreement, indenture,
instrument, contract, lease, or other
undertaking to which the Acquired
Fund is a party or by which it is
bound.
d)	The Acquired Fund has no material
contracts or other commitments (other
than this Agreement) that will be
terminated with liability to it before
the Closing Date, except for liabilities,
if any, to be discharged as provided in
paragraph 1.3 hereof.
e)	Except as otherwise disclosed in
writing to and accepted by the
Acquiring Fund, no litigation,
administrative proceeding, or
investigation of or before any court or
governmental body is presently
pending or to its knowledge
threatened against the Acquired Fund
or any of its properties or assets,
which, if adversely determined, would
materially and adversely affect its
financial condition, the conduct of its
business, or the ability of the Acquired
Fund to carry out the transactions
contemplated by this Agreement. The
Acquired Fund knows of no facts that
might form the basis for the institution
of such proceedings and is not a party
to or subject to the provisions of any
order, decree, or judgment of any
court or governmental body that
materially and adversely affects its
business or its ability to consummate
the transactions contemplated herein.
f)	The audited financial statements of the
Acquired Fund as of December 31
2010, and for the fiscal year then
ended have been prepared in
accordance with United States
generally accepted accounting
principles, and such statements
(copies of which have been furnished
to the Acquiring Fund) fairly reflect
the financial condition of the Acquired
Fund as of such date, and there are no
known contingent liabilities of the
Acquired Fund as of such date that are
not disclosed in such statements.
g)	Since the date of the financial
statements referred to in paragraph (f)
above, there have been no material
adverse changes in the Acquired
Fund?s financial condition, assets,
liabilities or business (other than
changes occurring in the ordinary
course of business), or any incurrence
by the Acquired Fund of indebtedness
maturing more than one year from the
date such indebtedness was incurred,
except as otherwise disclosed to and
accepted by the Acquiring Fund. For
the purposes of this paragraph (g), a
decline in the net asset value of the
Acquired Fund shall not constitute a
material adverse change.
h)	As of the date hereof, except as
previously disclosed to the Acquiring
Fund in writing, and except as have
been corrected as required by
applicable law, and to the best of the
Acquired Fund?s knowledge, there
have been no material miscalculations
of the net asset value of the Acquired
Fund or the net asset value per share
of any class of shares during the
twelve-month period preceding the
date hereof and preceding the Closing
Date, and all such calculations have
been made in accordance with the
applicable provisions of the 1940 Act.
i)	The minute books and other similar
records of the EquiTrust Variable
Fund as made available to the
Acquiring Fund prior to the execution
of this Agreement contain a true and
complete record of all action taken at
all meetings and by all written
consents in lieu of meetings of the
shareholders of the EquiTrust Variable
Fund, the EquiTrust Variable Fund?s
Board of Trustees and committees of
such Board. The stock transfer ledgers
and other similar records of the
Acquired Fund as made available to
the Acquiring Fund prior to the
execution of this Agreement, and as
existing on the Closing Date,
accurately reflect all record transfers
prior to the execution of this
Agreement, or the Closing Date, as
applicable, in the shares of the
Acquired Fund.
j)	The Acquired Fund has maintained, or
caused to be maintained on its behalf,
all books and records required of a
registered investment company in
compliance with the requirements of
Section 31 of the 1940 Act and rules
thereunder.
k)	All federal and other tax returns and
reports of the Acquired Fund required
by law to be filed, have been filed, and
all federal and other taxes shown due
on such returns and reports have been
paid, or provision shall have been
made for the payment thereof. To the
best of the Acquired Fund?s
knowledge, no such return is currently
under audit, and no assessment has
been asserted with respect to such
returns.
l)	All issued and outstanding shares of
the Acquired Fund are duly and
validly issued and outstanding, fully
paid and non-assessable by the
Acquired Fund. All of the issued and
outstanding shares of the Acquired
Fund will, at the time of the Closing
Date, be held by the persons and in the
amounts set forth in the records of the
Acquired Fund?s transfer agent as
provided in paragraph 3.4. The
Acquired Fund has no outstanding
options, warrants, or other rights to
subscribe for or purchase any of the
Acquired Fund Shares, and has no
outstanding securities convertible into
any of the Acquired Fund Shares.
m)  	At the Closing Date, the Acquired
Fund will have good and marketable
title to the Acquired Fund?s assets to
be transferred to the Acquiring Fund
pursuant to paragraph 1.2, and full
right, power, and authority to sell,
assign, transfer, and deliver such
assets hereunder, free of any lien or
other encumbrance, except those liens
or encumbrances to which the
Acquiring Fund has received notice,
and, upon delivery and payment for
such assets, and the filing of any
articles, certificates or other
documents under the laws of the
Commonwealth of Massachusetts, the
Acquiring Fund will acquire good and
marketable title, subject to no
restrictions on the full transfer of such
assets, other than such restrictions as
might arise under the 1933 Act, and
other than as disclosed to and accepted
by the Acquiring Fund.
n)	The execution, delivery and
performance of this Agreement have
been duly authorized by all necessary
action on the part of the Acquired
Fund. Subject to approval by the
Acquired Fund shareholders, this
Agreement constitutes a valid and
binding obligation of the Acquired
Fund, enforceable in accordance with
its terms, subject as to enforcement, to
bankruptcy, insolvency,
reorganization, moratorium, and other
laws relating to or affecting creditors?
rights and to general equity principles.
o)	The information to be furnished by the
Acquired Fund for use in no-action
letters, applications for orders,
registration statements, proxy
materials, and other documents that
may be necessary in connection with
the transactions contemplated herein
shall be accurate and complete in all
material respects and shall comply in
all material respects with federal
securities and other applicable laws
and regulations.

p)	From the effective date of the
Registration Statement (as defined in
paragraph 5.7), through the time of the
meeting of the Acquired Fund
shareholders and on the Closing Date,
any written information furnished by
the EquiTrust Variable Fund with
respect to the Acquired Fund for use
in the Proxy Materials (as defined in
paragraph 5.7), or any other materials
provided in connection with the
Reorganization, does not and will not
contain any untrue statement of a
material fact or omit to state a material
fact required to be stated or necessary
to make the statements, in light of the
circumstances under which such
statements were made, not misleading.
q)	The Acquired Fund has qualified and
elected to be treated as a ?regulated
investment company? under the Code
(a ?RIC?), as of and since its first
taxable year of operations; and
qualifies and will continue to qualify
as a RIC under the Code for its taxable
year ending upon its liquidation.
r)	No governmental consents, approvals,
authorizations or filings are required
under the 1933 Act, the Securities
Exchange Act of 1934 (the ?1934
Act?), the 1940 Act or Massachusetts
law for the execution of this
Agreement by the EquiTrust Variable
Fund, for itself and on behalf of the
Acquired Fund, except for the
effectiveness of the Registration
Statement, and the filing of any
articles, certificates or other
documents that may be required under
Massachusetts law, and except for
such other consents, approvals,
authorizations and filings as have been
made or received, and such consents,
approvals, authorizations and filings
as may be required subsequent to the
Closing Date, it being understood,
however, that this Agreement and the
transactions contemplated herein must
be approved by the shareholders of the
Acquired Fund as described in
paragraph 5.2.
     4.2 REPRESENTATIONS OF THE
ACQUIRING FUND. The Federated Trust,
on behalf of the Acquiring Fund, represents
and warrants to the EquiTrust Variable
Fund, on behalf of the Acquired Fund, as
follows:
a)	The Acquiring Fund is a separate
series of a business trust, duly
organized, validly existing and in
good standing under the laws of the
Commonwealth of Massachusetts.
b)	The Federated Trust is registered as an
open-end management investment
company under the 1940 Act, and the
Federated Trust?s registration with the
Commission as an investment
company under the 1940 Act is in full
force and effect.
c)	The current prospectus and statement
of additional information of the
Acquiring Fund conform in all
material respects to the applicable
requirements of the 1933 Act and the
1940 Act and the rules and regulations
thereunder, and do not include any
untrue statement of a material fact or
omit to state any material fact required
to be stated or necessary to make such
statements therein, in light of the
circumstances under which they were
made, not misleading.
d)	The Acquiring Fund is not, and the
execution, delivery and performance
of this Agreement will not, result in a
violation of the Federated Trust?s
Declaration of Trust or By-Laws or of
any material agreement, indenture,
instrument, contract, lease, or other
undertaking to which the Acquiring
Fund is a party or by which it is
bound.
e)	Except as otherwise disclosed in
writing to and accepted by the
Acquired Fund, no litigation,
administrative proceeding or
investigation of or before any court or
governmental body is presently
pending or to its knowledge
threatened against the Acquiring Fund
or any of its properties or assets,
which, if adversely determined, would
materially and adversely affect its
financial condition, the conduct of its
business or the ability of the
Acquiring Fund to carry out the
transactions contemplated by this
Agreement. The Acquiring Fund
knows of no facts that might form the
basis for the institution of such
proceedings and it is not a party to or
subject to the provisions of any order,
decree, or judgment of any court or
governmental body that materially and
adversely affects its business or its
ability to consummate the transaction
contemplated herein.

f)	The financial statements of the
Acquiring Fund as of December 31,
2010 and for the fiscal year then
ended have been prepared in
accordance with United States
generally accepted accounting
principles, and such statements
(copies of which have been furnished
to the Acquired Funds) fairly reflect
the financial condition of the
Acquiring Fund as of such date, and
there are no known contingent
liabilities of the Acquiring Fund as of
such date that are not disclosed in
such statements.
g)	Since the date of the financial
statements referred to in paragraph (f)
above, there have been no material
adverse changes in the Acquiring
Fund?s financial condition, assets,
liabilities or business (other than
changes occurring in the ordinary
course of business), or any incurrence
by the Acquiring Fund of
indebtedness maturing more than one
year from the date such indebtedness
was incurred, except as otherwise
disclosed to and accepted by the
Acquired Fund. For the purposes of
this paragraph (g), a decline in the net
asset value of the Acquiring Fund
shall not constitute a material adverse
change.
h)	All federal and other tax returns and
reports of the Acquiring Fund required
by law to be filed, have been filed, and
all federal and other taxes shown due
on such returns and reports have been
paid, or provision shall have been
made for the payment thereof. To the
best of the Acquiring Fund?s
knowledge, no such return is currently
under audit, and no assessment has
been asserted with respect to such
returns.
i)	All issued and outstanding Acquiring
Fund Shares are duly and validly
issued and outstanding, fully paid and
non-assessable by the Acquiring Fund.
The Acquiring Fund has no
outstanding options, warrants, or other
rights to subscribe for or purchase any
Acquiring Fund Shares, and there are
no outstanding securities convertible
into any Acquiring Fund Shares.
j)	The execution, delivery and
performance of this Agreement have
been duly authorized by all necessary
action on the part of the Acquiring
Fund, and this Agreement constitutes
a valid and binding obligation of the
Acquiring Fund, enforceable in
accordance with its terms, subject as
to enforcement, to bankruptcy,
insolvency, reorganization,
moratorium, and other laws relating to
or affecting creditors? rights and to
general equity principles.
k)	Acquiring Fund Shares to be issued
and delivered to the Acquired Fund
for the account of the Acquired Fund
Shareholders pursuant to the terms of
this Agreement will, at the Closing
Date, have been duly authorized.
When so issued and delivered, such
shares will be duly and validly issued
Acquiring Fund Shares, and will be
fully paid and non-assessable.
l)	The information to be furnished by the
Acquiring Fund for use in no-action
letters, registration statements, proxy
materials, and other documents that
may be necessary in connection with
the transactions contemplated herein
shall be accurate and complete in all
material respects and shall comply in
all material respects with federal
securities and other laws and
regulations.
m)  	From the effective date of the
Registration Statement (as defined in
paragraph 5.7), through the time of the
meeting of the Acquired Fund
shareholders and on the Closing Date,
any written information furnished by
the Federated Trust with respect to the
Acquiring Fund for use in the Proxy
Materials (as defined in
paragraph 5.7), or any other materials
provided in connection with the
Reorganization, does not and will not
contain any untrue statement of a
material fact or omit to state a material
fact required to be stated or necessary
to make the statements, in light of the
circumstances under which such
statements were made, not misleading.
n)	The Acquiring Fund has qualified and
elected to be treated as a RIC under
the Code as of and since its first
taxable year of operations; and
qualifies and shall continue to qualify
as a RIC under the Code for its current
taxable year.
o)	No governmental consents, approvals,
authorizations or filings are required
under the 1933 Act, the 1934 Act, the
1940 Act or Massachusetts law for the
execution of this Agreement by the
Federated Trust, for itself and on
behalf of the Acquiring Fund, or the
performance of the Agreement by the
Federated Trust, for itself and on
behalf of the Acquiring Fund, except
for the effectiveness of the
Registration Statement, and the filing
of any articles, certificates or other
documents that may be required under
Massachusetts law, and such other
consents, approvals, authorizations
and filings as have been made or
received, and except for such
consents, approvals, authorizations
and filings as may be required
subsequent to the Closing Date.
p)	The Acquiring Fund agrees to use all
reasonable efforts to obtain the
approvals and authorizations required
by the 1933 Act, the 1940 Act, and
any state Blue Sky or securities laws
as it may deem appropriate in order to
continue its operations after the
Closing Date.
ARTICLE V
COVENANTS OF THE ACQUIRING
FUND AND THE ACQUIRED FUND
     5.1 OPERATION IN ORDINARY
COURSE. The Acquiring Fund and the
Acquired Fund will each operate its
respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.
     5.2 APPROVAL OF
SHAREHOLDERS. The EquiTrust Variable
Fund will call a special meeting of the
Acquired Fund shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
     5.3 INVESTMENT
REPRESENTATION. The Acquired Fund
covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
     5.4 ADDITIONAL INFORMATION.
The Acquired Fund will assist the Acquiring
Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund?s shares.
     5.5 FURTHER ACTION. Subject to
the provisions of this Agreement, the
Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this
Agreement, including any actions required to be taken after the Closing Date.
     5.6 STATEMENT OF EARNINGS
AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring
Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the EquiTrust Variable Fund?s Treasurer.
     5.7 PREPARATION OF
REGISTRATION STATEMENT AND
SCHEDULE 14A PROXY STATEMENT.
The Federated Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the
?Registration Statement?). The Registration
Statement on Form N-14 shall include a
proxy statement and a prospectus of the
Acquiring Fund relating to the transaction contemplated by this Agreement. The
Registration Statement shall be in
compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on
Form N-14 (the ?Proxy Materials?), for
inclusion therein, in connection with the meeting of the Acquired Fund?s shareholders to consider the approval of this Agreement and the transactions contemplated herein.
     5.8 On or before the Closing Date, the
Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund?s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under
Section 103(a) of the Code over its
deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing
Date.
     5.9 It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of
Section 368(a) of the Code. None of the
Federated Trust, EquiTrust, the Acquiring
Fund or the Acquired Fund shall take any action or cause and action to be taken
(including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable
K&L Gates LLP to render the tax opinion
contemplated in this Agreement.
ARTICLE VI
CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE ACQUIRED
FUND
     The obligations of the Acquired Fund
to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
     All representations, covenants, and
warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund?s name by the Federated Trust?s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE ACQUIRING
FUND
     The obligations of the Acquiring Fund
to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired
Fund pursuant to this Agreement, on or
before the Closing Date and, in addition, shall be subject to the following conditions:
     All representations, covenants, and
warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund?s name by the EquiTrust
Variable Fund?s President or Vice President and the Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring
Fund shall reasonably request.
     The Acquired Fund shall have
delivered to the Acquiring Fund a statement of the Acquired Fund?s assets and liabilities, together with a list of the Acquired Fund?s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing
Date, certified by the Treasurer of EquiTrust
Variable Fund.
ARTICLE VIII
FURTHER CONDITIONS
PRECEDENT TO OBLIGATIONS OF
THE
ACQUIRING FUND AND ACQUIRED
FUND
     If any of the conditions set forth
below do not exist on or before the Closing
Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the
transactions contemplated herein, with
respect to the Acquired Fund, shall have
been approved by the requisite vote of the
holders of the outstanding shares of the
Acquired Fund in accordance with
applicable law and the provisions of the
EquiTrust Variable Fund?s Declaration of
Trust and By-Laws. Certified copies of the
resolutions evidencing such approval shall
have been delivered to the Acquiring Fund.
Notwithstanding anything herein to the
contrary, neither the Acquiring Fund nor the
Acquired Fund may waive the conditions set
forth in this paragraph 8.1.
     8.2 On the Closing Date, the
Commission shall not have issued an
unfavorable report under Section 25(b) of
the 1940 Act, or instituted any proceeding
seeking to enjoin the consummation of the
transactions contemplated by this
Agreement under Section 25(c) of the 1940
Act. Furthermore, no action, suit or other
proceeding shall be threatened or pending
before any court or governmental agency in
which it is sought to restrain or prohibit, or
obtain damages or other relief in connection
with this Agreement or the transactions
contemplated herein.
     8.3 All required consents of other
parties and all other consents, orders, and
permits of federal, state and local regulatory
authorities (including those of the
Commission and of State securities
authorities, including any necessary ?no-
action? positions and exemptive orders from
such federal and state authorities) to permit
consummation of the transactions
contemplated herein shall have been
obtained, except where failure to obtain any
such consent, order, or permit would not
involve a risk of a material adverse effect on
the assets or properties of the Acquiring
Fund or the Acquired Fund, provided that
either party hereto may waive any such
conditions for itself.
     8.4 The Registration Statement shall
have become effective under the 1933 Act,
and no stop orders suspending the
effectiveness thereof shall have been issued.
To the best knowledge of the parties to this
Agreement, no investigation or proceeding
for that purpose shall have been instituted or
be pending, threatened or contemplated
under the 1933 Act.
     8.5 The parties shall have received an
opinion of K&L Gates LLP to the effect that
for federal income tax purposes:
a)	The transfer of substantially all of the
Acquired Fund?s assets to the
Acquiring Fund solely in exchange for
Acquiring Fund Shares (followed by
the distribution of Acquiring Fund
Shares to the Acquired Fund
Shareholders in dissolution and
liquidation of the Acquired Fund) will
constitute a ?reorganization? within
the meaning of Section 368(a) of the
Code, and the Acquiring Fund and the
Acquired Fund will each be a ?party
to a reorganization? within the
meaning of Section 368(b) of the
Code.
b)	No gain or loss will be recognized by
the Acquiring Fund upon the receipt
of substantially all the assets of the
Acquired Fund solely in exchange for
Acquiring Fund Shares.
c)	No gain or loss will be recognized by
the Acquired Fund upon the transfer
of substantially all the Acquired
Fund?s assets to the Acquiring Fund
solely in exchange for Acquiring Fund
Shares or upon the distribution
(whether actual or constructive) of
Acquiring Fund Shares to Acquired
Fund Shareholders in exchange for
their Acquired Fund Shares.
d)	No gain or loss will be recognized by
any Acquired Fund Shareholder upon
the exchange of its Acquired Fund
Shares for Acquiring Fund Shares.
e)	The aggregate basis of the Acquiring
Fund Shares received by each
Acquired Fund Shareholder pursuant
to the Reorganization will be the same
as the aggregate basis of the Acquired
Fund Shares exchanged therefor. The
holding period of Acquiring Fund
Shares received by each Acquired
Fund Shareholder will include the
period during which the Acquired
Fund Shares exchanged therefor were
held by such shareholder, provided the
Acquired Fund Shares are held by
such shareholder as capital assets at
the time of the Reorganization.
f)	The basis of the Acquired Fund?s
assets acquired by the Acquiring Fund
in the hands of the Acquiring Fund
will be the same as the basis of such
assets in the hands of the Acquired
Fund immediately prior to the
Reorganization. The holding period of
the assets of the Acquired Fund
acquired by the Acquiring Fund in the
hands of the Acquiring Fund will
include the period during which those
assets were held by the Acquired
Fund.
 	Such opinion shall be based on
customary assumptions and such
representations K&L Gates LLP may
reasonably request, and the Acquired
Fund and Acquiring Fund will
cooperate to make and certify the
accuracy of such representations. The
foregoing opinion may state that no
opinion is expressed as to the effect of
the Reorganization on the Acquiring
Fund, the Acquired Fund or any
Acquired Fund Shareholder with
respect to any asset as to which
unrealized gain or loss is required to
be recognized for federal income tax
purposes at the end of a taxable year
(or on the termination or transfer
thereof) under a mark-to-market
system of accounting.
Notwithstanding anything herein to
the contrary, neither the Acquiring
Fund nor the Acquired Fund may
waive the conditions set forth in this
paragraph 8.5.
ARTICLE IX
EXPENSES
     All fees and expenses associated with
the Acquiring Fund?s and Acquired Fund?s
participation in the Reorganization
contemplated in this Agreement will be paid
by Federated Investment Management
Company, EquiTrust Investment
Management Services, Inc. and/or their
affiliates, as agreed separately among them.
Reorganization expenses include, without
limitation: (a) expenses associated with the
preparation and filing of the Proxy
Materials; (b) postage; (c) printing;
(d) accounting fees; (e) legal fees incurred
by each Fund; (f) solicitation costs of the
transaction; (g) fees and expenses incurred
by the EquiTrust Variable Fund?s Trustees
in connection with any special Board
meetings held in contemplation of the
Reorganizations; (h) tail insurance coverage
for the EquiTrust Variable Fund?s Trustees;
and (i) other related administrative or
operational costs. Notwithstanding the
foregoing, fees and expenses shall in any
event be paid by the party directly incurring
such fees and expenses if and to the extent
that the payment of such fees and expenses
by Federated Investment Management
Company, EquiTrust Investment
Management Services, Inc. and/or their
affiliates would result in disqualification of
such party as a RIC.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL
OF WARRANTIES
     10.1 The Federated Trust, on behalf of
the Acquiring Fund, and the EquiTrust
Variable Fund, on behalf of the Acquired
Fund, agree that neither party has made to
the other party any representation, warranty
and/or covenant not set forth herein, and that
this Agreement constitutes the entire
agreement between the parties.
     10.2 Except as specified in the next
sentence set forth in this paragraph 10.2, the
representations, warranties, and covenants
contained in this Agreement or in any
document delivered pursuant to or in
connection with this Agreement, shall not
survive the consummation of the
transactions contemplated hereunder. The
covenants to be performed after the Closing
Date, shall continue in effect beyond the
consummation of the transactions
contemplated hereunder.
Article XI
TERMINATION
     This Agreement may be terminated by
the mutual agreement of the Federated Trust
and the EquiTrust Variable Fund. In
addition, either the Federated Trust or the
EquiTrust Variable Fund may at its option
terminate this Agreement at or before the
Closing Date due to:
a)	a breach by the other of any
representation, warranty, or agreement
contained herein to be performed at or
before the Closing Date, if not cured
within 30 days;

b)	a condition herein expressed to be
precedent to the obligations of the
terminating party that has not been
met and it reasonably appears that it
will not or cannot be met; or
c)	a determination by a party?s Board, as
appropriate, that the consummation of
the transactions contemplated herein is
not in the best interest of the
EquiTrust Variable Fund or the
Federated Trust, respectively, and
notice given to the other party hereto.
     In the event of any such termination,
in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired
Fund, the Federated Trust, the EquiTrust
Variable Fund, or their respective Trustees or officers, to the other party or its Trustees or officers.
ARTICLE XII
AMENDMENTS
     This Agreement may be amended,
modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the EquiTrust Variable
Fund and the Federated Trust as specifically authorized by their respective Board of Trustees; provided, however, that following the meeting of the Acquired Fund shareholders called by the EquiTrust
Variable Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring
Fund Shares to be issued to the Acquired
Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
ARTICLE XIII
HEADINGS; COUNTERPARTS;
GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
     The Article and paragraph headings
contained in this Agreement are for
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     This Agreement may be executed in
any number of counterparts, each of which shall be deemed an original.
     This Agreement shall be governed by
and construed in accordance with the laws of the Commonwealth of Pennsylvania.
     This Agreement shall bind and inure
to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
     It is expressly agreed that the
obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Federated Trust personally, but shall bind only the Federated
Trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Federated Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Federated Trust on behalf of the Acquiring Fund and signed by authorized officers of the Federated Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Federated
Trust property of the Acquiring Fund as
provided in the Federated Trust?s
Declaration of Trust.
     It is expressly agreed that the
obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the EquiTrust
Variable Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the EquiTrust Variable Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the EquiTrust
Variable Fund on behalf of the Acquired
Fund and signed by authorized officers of the EquiTrust Variable Fund, acting as such.
Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired
Fund as provided in the EquiTrust Variable
Fund?s Declaration of Trust.

     IN WITNESS WHEREOF, the parties
have duly executed this Agreement, all as of the date first written above.


FEDERATED
INSURANCE
SERIES TRUST
on behalf of its
portfolio,
Federated Quality
Bond Fund II


[Signature],
[Title]

EQUITRUST
VARIABLE
INSURANCE
SERIES FUND
on behalf of its
portfolio,
High Grade Bond
Portfolio


[Signature],
[Title]